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                                     1997
                         INCENTIVE COMPENSATION PLAN


Purpose
-------

This plan is designed to provide financial reward to key members of DM Management for their contribution toward the attainment of the Company's business objectives in 1997.


Participation
-------------

This plan is restricted to key management personnel whose decisions have a measurable impact on the major objectives of the Company. Selection to the plan and determination of assigned bonus percentages is made by the Compensation Committee of the Board of Directors in the case of executive officers and otherwise by the President of the Company. Each participant is assigned a "normal incentive percentage" which represents the premium on their regular earnings associated with the bonus plan. The Compensation Committee and the President may also award additional bonuses in their discretion based on such performance factors as they determine to be appropriate.


Payment of Incentives
---------------------

To determine the amount of incentive to be paid an individual, the normal incentive percentage is adjusted by the Company's performance rating using the following formula:

     Individual incentive award = base salary earnings for the performance period X the normal incentive percentage X the Company's performance rating.


Performance Period
------------------

This plan pertains to the fiscal year ending December 27, 1997. For measurement purposes, the fiscal year will also be divided into two seasons--Spring (January-June) and Fall (July-December).



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Company Performance Rating
--------------------------

Payment of bonus is determined by the Company achieving or exceeding its planned earnings goals before interest and taxes for the Spring (January-June) and Fall (July-December) season.

Rating factors are assigned as follows:                          Factor
                                                                 ------
 .    Achieving each seasonal plan                                .5/Season


Example
-------
Assume:   Base annual salary of $35,000 and a normal incentive percentage of 10%

CASE 1:   The Company achieves plan for both seasons:

          Base            Normal
          Salary     X    Incentive    X      Pro Rata      =   Incentive Award
          ------          ---------           --------          ---------------
          35,000             10%             .5 (Spring)            $1,750
                                             .5 (Fall)               1,750
                                                                    ------
                                                                    $3,500


CASE 2:   The Company achieves the Spring plan but not the Fall plan:

          Base            Normal
          Salary     X    Incentive    X      Pro Rata      =   Incentive Award
          ------          ---------           --------          ---------------
          35,000             10%             .5 (Spring)            $1,750
                                             .0 (Fall)                ---
                                                                    ------
                                                                    $1,750



Payments
--------

Incentive awards will be made to participants as soon as possible after the close of each goaled period.



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